EXHIBIT 10.5
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                                                                 Page 20 of 25

       AMENDMENT NO. EIGHT TO REVOLVING CREDIT AGREEMENT


THIS AMENDMENT NO. EIGHT TO REVOLVING CREDIT AGREEMENT ("Amendment No. Eight") is made effective as of the 21st day of September, 1999, to the Revolving Credit Agreement dated August 30, 1985, (the "Agreement") executed by and between BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a corporation duly organized under the laws of the State of Delaware and BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC., a corporation duly organized under the laws of the State of New Jersey (herein collectively referred to as the "Borrower"), and NATIONAL CITY BANK, successor by merger to National City Bank of Columbus, formerly known as National City Bank, Columbus, formerly known as BancOhio National Bank, a national banking association with a banking office at 155 East Broad Street, Columbus, Ohio 43251 (herein called "Bank").

                          WITNESSETH:

WHEREAS, Borrower and Bank entered into the Agreement pursuant to which Bank extended a commitment to make revolving loans to Borrower up to a maximum principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00), said maximum principal amount having previously been increased to Fifty Million and 00/100 Dollars ($50,000,000.00), and each loan having been made pursuant to the terms of the Agreement; and

WHEREAS, Borrower and Bank have previously entered into amendments of the Agreement, as evidenced by Amendment No. 1 dated January 7, 1987, by an Amendment No. 2 dated February 3, 1987, by an Amendment No. 3 dated June 1, 1989, by Amendment No. 4 dated August 18, 1993, by Amendment No. 5 dated September 28, 1995, by Amendment No. Six dated March 28, 1996, and by Amendment No. Seven dated June 1, 1998, (collectively, the "Amendments") (the Agreement together with the Amendments hereinafter collectively referred to as the "Agreement"); and

WHEREAS, Borrower and Bank desire to amend the Agreement to modify Subsection 7.05(G) of the Agreement, but to otherwise preserve, ratify, and reaffirm the terms and conditions of the Agreement.

                                                                 Page 21 of 25




NOW THEREFORE, the parties hereto, in consideration of the mutual promises and covenants herein contained, agree as follows:

1. Subsection 7.05(G) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

     (G) other encumbrances on property owned by Borrower or any Subsidiary made in connection with borrowings in an aggregate amount equal to not more than Twenty-Five Million and 00/100 Dollars ($25,000,000.00);

2. Borrower hereby expressly acknowledges and confirms that the representations and warranties of Borrower set forth in Article VI of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that except as previously disclosed to Bank, no financial condition or circumstances exists as to Borrower which would inevitably result in the occurrence of an Event of Default under Article VII of the Agreement; and that except as previously disclosed to Bank, no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Article VIII of the Agreement.

3. Except, as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, including provisions for the payment of the Note pursuant to the terms of the Agreement. This
Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred.

4. This Amendment shall be binding upon Borrower, and Bank and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.












                                                                 Page 22 of 25




Executed by the parties hereto in manner and from sufficient to bind them effective as of the date and year first above written.

                                   BURLINGTON COAT FACTORY
                                   WAREHOUSE CORPORATION


                                   By: /s/ Robert LaPenta
                                       ------------------------
                                   Its: Chief Accounting Officer

                                   BURLINGTON COAT FACTORY
                                   WAREHOUSE OF NEW JERSEY, INC.


                                   By: /s/ Robert LaPenta
                                       ------------------------
                                   Its: Chief Accounting Officer

                                   NATIONAL CITY BANK


                                   By: /s/ George M. Gevas
                                       ------------------------
                                        George M. Gevas
                                   Its: Senior Vice President














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                               EXHIBIT 27
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